UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Arconic Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Your Vote Counts!  You invested in ARCONIC CORPORATION and it’s time to vote.  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the virtual Annual Meeting to be held on May 18, 2023.  Get informed before you vote  View the Notice of Annual Meeting and Proxy Statement and Annual Report to Shareholders online OR you can receive a free paper  or email copy of the materials by requesting prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  May 18, 2023  10:00 AM Eastern Time  Virtually at: www.virtualshareholdermeeting.com/ARNC2023  ARCONIC CORPORATION  2023 Annual Meeting  Vote by May 17, 2023 11:59 PM ET.  For shares held in a Plan, vote by May 12, 2023 11:59 PM ET.  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  V1.1  For complete information and to vote, visit www.ProxyVote.com  Control #  V01360-P90287  ARCONIC CORPORATION  C/O COMPUTERSHARE INVESTOR SERVICES  P.O. BOX 43078  PROVIDENCE, RI 02940-3078

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming Annual meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  Voting Items  Board Recommends  1. Election of Directors  Nominees:  1a. Frederick A. Henderson  For  1b. William F. Austen  For  1c. Christopher L. Ayers  For  1d. Margaret S. Billson  For  1e. Jacques Croisetiere  For  1f. Elmer L. Doty  For  1g. Carol S. Eicher  For  1h. Ellis A. Jones  For  1i. Timothy D. Myers  For  1j. E. Stanley O’Neal  For  1k. Jeffrey Stafeil  For  2. Approve, on an advisory basis, the compensation of our named executive officers.  For  3. Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.  For  4. Shareholder proposal, if properly presented at the meeting, requesting an amendment of the company’s governing documents to lower the stock ownership threshold and eliminate the holding period to call a special meeting of shareholders.  Against  NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.  V01361-P90287